UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☒	Definitive Information Statement
☐	Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

EQUATOR Beverage Company
(Name of Registrant as Specified In Its Charter)

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Contact Person:

Scott Doney

The Doney Law Firm

3651 Lindell Rd., Suite D121

Las Vegas, Nevada 89103

Telephone: (702) 982-5686

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF

A MAJORITY OF THE OUTSTANDING VOTING STOCK OF EQUATOR BEVERAGE COMPANY

March 30, 2026

Dear EQUATOR Beverage Company Stockholder:

The enclosed Information Statement is being distributed to the holders of record of common stock, par value $0.001 per share (“Common Stock”), of EQUATOR Beverage Company, a Delaware corporation (the “Company” or “we”) as of the close of business on March 20, 2026 (the “Mailing Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders of action taken by written consent by the holders of a majority of our outstanding voting stock. The enclosed Information Statement shall be considered the notice required under Section 228 of the Delaware General Corporation Law.

The following action was authorized, by written consent, by holders of a majority of our outstanding voting stock on March 20, 2026, (the “Written Consent”):

•	adoption of Amended and Restated Certificate of Incorporation to amend and restate our Certificate of Incorporation

The Written Consent constitutes the only stockholder approval required under the Delaware General Corporation Law, our Certificate of Incorporation and Bylaws to approve the First Amended and Restated Certificate of Incorporation. No consents or proxies are being requested from stockholders, and our Board of Directors is not soliciting your consent or your proxy in connection with these actions. The First Amended and Restated Certificate of Incorporation, as approved in the Written Consent, will not become effective until at least 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof. The Company anticipates that the amendment discussed above will be effected in April 2026.

       THE CORPORATE ACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CORPORATE ACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE CORPORATE ACTION. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the corporate actions before they occur, in accordance with the requirements of United States Federal Securities Laws. This Information Statement is being mailed on or about March 30, 2026 to all of the Company’s stockholders of record as of the close of business on March 20, 2026.

By order of the Board of Directors.

/s/ Glenn Simpson

Glenn Simpson

Chairman & CEO

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EQUATOR Beverage Company

185 Hudson Street, Suite 2500

Jersey City, New Jersey 07302

929-264-7944

_____________________________________________________________________________________________

INFORMATION STATEMENT

_____________________________________________________________________________________________

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

This Information Statement advises stockholders of EQUATOR Beverage Company (the "Company") of:

•	adoption of the First Amended and Restated Certificate of Incorporation to amend and restate our Certificate of Incorporation

Our Board of Directors approved the First Amended and Restated Certificate of Incorporation on March 20, 2026 (referred to herein as the “Amendment”) and approved close of markets on March 20, 2026 as the record date for determining shareholders eligible to vote to approve the Amendment (the “Voting Record Date”). The Amendment was subsequently approved, by written consent, by stockholders holding a majority of our outstanding voting stock (common stock) on the Voting Record Date (the “Written Consent”). Copies of the substantive text of the Certificate of Amendment is attached to this Information Statement as Exhibit A.

Accordingly, all necessary corporate approvals to effectuate the Amendment have been obtained.  We are not seeking approval from our remaining stockholders.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required pursuant to the Exchange Act and the Delaware law of the Amendment.  Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the Amendment will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Commission and a copy thereof is mailed to each of our stockholders.   Therefore, this Information Statement is being sent to you for informational purposes only. The Company anticipates that the amendments discussed above will be effected in April 2026.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Delaware General Corporation Law and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. As the holders of the Company’s Common Stock are entitled to vote on such matters, approval of the Amendment required the approval of a majority of the Company’s outstanding common stock. On the Voting Record Date, the Company had approximately 9,470,260 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share. The Written Consent was executed by Glenn Simpson (Chairman & CEO) holding approximately 5,146,946 shares of Common Stock (approximately 54% of outstanding) and by Diane Cudia (Corporate Controller) holding approximately 488,293 shares of Common Stock (approximately 5% of outstanding), who together held approximately 59% of the Company’s outstanding voting stock as of the Voting Record Date, and who together voted in favor of the Amendment.

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We have obtained all necessary corporate approvals in connection with the Amendment. We are not seeking written consents from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by the Written Consent and giving stockholders notice of the Amendment as required by the Delaware General Corporation Law and the Exchange Act.

As the Amendment was approved by the Written Consent, there will be no stockholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

ACTION ONE

FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Our Board of Directors has determined that the current Certificate of Incorporation, as amended through multiple prior Certificates of Amendment, is fragmented and should be consolidated into a single, clean document for simplicity, compliance with current DGCL, and ease of reference in future filings (e.g., eliminating the need to reference a chain of amendments in SEC reports).

On March 20, 2026, the Board resolved that it is in the best interests of the Company and its stockholders to adopt the A&R Certificate, which amends and restates the Certificate of Incorporation in its entirety. The A&R Certificate incorporates all prior amendments and includes standard, non-complex provisions permitted under the DGCL, including:

  A broad purpose clause (any lawful act under DGCL).
  Authorized capital limited to 10,000,000 shares of Common Stock, $0.001 par value (no change; no preferred stock or other classes authorized).
  Opt-out from DGCL §203 (business combinations with interested stockholders).
  Limitation of director liability (exculpation to the fullest extent under DGCL §102(b)(7)) and broad indemnification and advancement rights.
  Provisions allowing stockholder action by written consent and board authority over bylaws.
  No changes to the number of authorized shares, no new classes of stock, no anti-takeover devices beyond standard protections, and no material alterations to stockholder rights.

The A&R Certificate does not increase authorized shares, authorize preferred stock, change the Company name, or implement other substantive changes that could dilute ownership or affect voting rights. It primarily provides a consolidated, modern charter reflecting the Company's simple capital structure (one class of common stock only) and includes protective provisions typical for Delaware corporations (e.g., director exculpation for duty of care breaches, subject to exceptions like loyalty breaches).

Effect on Outstanding Common Stock

The A&R Certificate does not alter the rights, preferences, privileges, or restrictions of existing shares of Common Stock. All outstanding shares retain one vote per share on matters submitted to stockholders. There are no preemptive rights, and none are added.

Interests of Certain Persons in the Action

Directors and executive officers may have an interest due to their ownership of Common Stock and roles (e.g., protection from liability). However, these interests are not different from or greater than those of other stockholders, as the provisions are standard and apply equally.

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Possible Anti-Takeover Effects

The A&R Certificate is not motivated by anti-takeover concerns and includes no provisions designed to deter takeovers (e.g., no authorized but unissued shares beyond current levels, no preferred stock, no classified board). The §203 opt-out actually facilitates potential business combinations by removing restrictions. The director exculpation and indemnification provisions protect directors generally and are not anti-takeover in intent. The Board is not aware of any takeover threats.

Effective Date

The A&R Certificate will become effective upon filing with the Delaware Secretary of State, which will not occur until at least 20 days after this Information Statement is first mailed (pursuant to Rule 14c-2), or such later date as the Board determines. The Board may revoke the Corporate Action before effectiveness if it determines it is no longer in the Company's best interests.

DISSENTER’S RIGHTS

Under the Delaware General Corporation Law, holders of our capital stock are not entitled to dissenter’s rights of appraisal with respect to the proposed amendment to our Certificate of Incorporation and the adoption of the Amendment.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 20, 2026, certain information with respect to our equity securities owned of record or beneficially by (i) each of our Officers and Directors; (ii) each person who owns beneficially more than 5% of each class of our outstanding equity securities; and (iii) all Directors and Executive Officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent such power may be shared with a spouse.

Name	Shares	%
Glenn Simpson	5,146,946	54
Chairman & CEO
Diane Cudia	488,293	5
Corporate Controller
All Officers and Directors	5,635,239	59
5% Holders - None

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        DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one information statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

EQUATOR Beverage Company

March 30, 2026	By:	/s/ Glenn Simpson
Glenn Simpson
Chairman & CEO

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Exhibit A

FIRST AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EQUATOR BEVERAGE COMPANY

EQUATOR Beverage Company (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. 1. The name of the Corporation is EQUATOR Beverage Company. The Corporation was originally incorporated under the name Mojo Shopping Inc. by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on August 2, 2007, which was amended by the filing of Certificates of Amendment thereto with the Secretary of State of the State of Delaware on April 28, 2011, December 27, 2011, December 28, 2011, April 1, 2013, June 10, 2021, July 5, 2022, (as so amended, the “Original Certificate”).

2. This First Amended and Restated Certificate of Incorporation (this “First Amended and Restated Certificate”), which amends and restates the Original Certificate in its entirety, has been approved by the Board of Directors of the Corporation (the “Board of Directors”) in accordance with Sections 242 and 245 of the DGCL and has been adopted by the stockholders of the Corporation in accordance with the provisions of Section 228 of the DGCL.

3. The text of the Original Certificate is hereby amended and restated by this First Amended and Restated Certificate to read in its entirety as set forth in EXHIBIT A attached hereto.

4. This First Amended and Restated Certificate shall become immediately effective upon its filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, EQUATOR Beverage Company has caused this Amended and Restated Certificate to be signed by a duly authorized officer of the Corporation, on April [*], 2026.

EQUATOR Beverage Company

By: /s/ Glenn Simpson
Name: Glenn Simpson
Title: Chairman & CEO

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EXHIBIT A

ARTICLE I

NAME

The name of the corporation is EQUATOR Beverage Company.

ARTICLE II

PURPOSE

The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware, County of Kent is 614 N Dupont Hwy Suite 210, Dover, Delaware 19901. The Registered Agent in charge thereof is URS Agents, LLC.

ARTICLE IV

CAPITALIZATION

The total number of shares of capital stock which the Corporation shall have the authority to issue is 10,000,000 shares, all of which shares shall be Common Stock having a par value of $0.001 per share.

ARTICLE V

MEETINGS OF STOCKHOLDERS; BOOKS AND RECORDS

Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors in the by-laws of the Corporation. Election of the directors need not be by written ballot unless the by-laws of the Corporation so provide.

ARTICLE VI

BUSINESS COMBINATIONS

The Corporation expressly elects to not be governed by or subject to Section 203 of the DGCL.

ARTICLE VII

LIMITATION OF DIRECTOR LIABILITY;

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 7.1 Limitation of Director Liability, To the fullest extent permitted by the DGCL, as it now exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

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The Corporation shall indemnify and hold harmless each current and former director, officer or employee of the Corporation and each person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise if such service was at the request or for the benefit of the Corporation to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director, officer or employee of the Corporation and each person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise if such service was at the request or for the benefit of the Corporation and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director, officer or employee (or such person’s heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors. The right to indemnification conferred by this Section 7.1 on current and former directors, officers and employees of the Corporation or other fiduciary of any entity contemplated by this Section 7.1 if such service was at the request or for the benefit of the Corporation shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition (including advancing attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation), subject to receipt of an undertaking by or on behalf of such director, officer or employee or other fiduciary of any entity contemplated by this Section 7.1 if such service was at the request or for the benefit of the Corporation to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. No amendment to, modification of or repeal of this Article VII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment

Section 7.2 Indemnification and Advancement of Expenses.

(a) The Corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation, or to those persons serving at the Corporation’s request as a director, officer, employee or agent of, or in a fiduciary capacity with respect to, another corporation, partnership, joint venture, trust or other enterprise, similar to those conferred in this Article VII to directors and officers of the Corporation.

(b) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director, officer or employee of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of, or in a fiduciary capacity with respect to, another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VII.

(c) The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

(d) Any repeal or modification of any provision of this Article VII shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE VIII

BY-LAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the By-Laws of the Corporation. The By-Laws also may be adopted, amended, altered or repealed by the stockholders.

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ARTICLE IX

SHAREHOLDER ACTION

Action may be taken by the stockholders of the Corporation by majority written consent and otherwise at an annual or special meeting of stockholders called in accordance with the Bylaws. Special meetings of the stockholders shall be called only by the President, the Chief Executive Officer, the Chairman of the Board, or a majority of the Board of Directors.

ARTICLE X

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by this Certificate and the DGCL; and except as set forth in Article VII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X.

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